EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Fully Repays Senior Secured Lender

Closes Ohio Dispensary Transaction

Las Vegas, NV and Vancouver, B.C., CANADA (Newsfile Corp. - October 18, 2023) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is pleased to announce that the Company’s wholly owned subsidiary, DEP Nevada, Inc. (“DEP”) has closed the previously announced transaction to sell all of its interests in the Body and Mind Ohio dispensary for total consideration of US$8.225 million in cash (with an additional US$2.5 million in potential contingent proceeds - see Transaction Details below). Simultaneously with the closing of the disposition of the dispensary, the Company has fully repaid its US$7.33 million debt owing to its senior secured lender. The balance of proceeds from the disposition of the dispensary will be used to support the development of the Company’s retail assets in Illinois and New Jersey.

“The closing of the Ohio dispensary divestment and early repayment of our senior secured debt allows us to continue to develop our prime retail assets in Illinois and New Jersey, substantially lowers our interest expenses by roughly US$1 million per year and provides the potential for BaM to benefit from future Ohio adult use legalization,” said Michael Mills, CEO of Body and Mind. “I’d like to thank our team in Ohio who opened one of the early dispensaries in Ohio and have worked hard to continually provide exceptional service and create patient loyalty.”

Mr. Mills continued: “We remain hyper focused on building a strong operations-centric portfolio of cannabis dispensaries. Our dispensary in Markham, Illinois will be hosting a customer appreciation day on October 20th with an opportunity for customers to connect with many local and national brands. Dispensary construction in Lynnwood, Illinois is progressing with all walls complete, roof trusses installed and earthworks ongoing. The dispensary license in Lawrenceville, New Jersey continues to be in the permitting process for its annual license and approval of the building permit. We look forward to providing updates on our continued progress in the future.”

Transaction Details

As previously reported on July 24, 2023, pursuant to the equity purchase agreement with FarmaceuticalRX, LLC (the “Purchaser”), DEP agreed to sell all of the issued and outstanding interests, equity, or profit interests (the “Interests”) in NMG OH 1, LLC (“NMG OH”), which owns and operates the Body and Mind Ohio dispensary, to the Purchaser. The Body and Mind Ohio dispensary opened in 2019 and has now been sold to the Purchaser for an initial purchase price for the Interests of US$8.225 million, subject to a working capital adjustment and other customary adjustments. The transaction also includes a contingent of a US$2.5 million bonus payment to DEP for each additional dispensary license granted to NMG OH by the State of Ohio Board of Pharmacy in the future (excluding any adult use license for the existing dispensary).

1

About Body and Mind Inc.

BaM is an operations-focused cannabis company with active retail operations in Arkansas, Illinois and California, pending retail operations in Illinois and New Jersey, and craft cultivation and/or processing operations in Nevada, Ohio and Arkansas. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint. We also believe that our team’s core operational skillsets will create significant future shareholder value as the cannabis industry matures.

About FRX Dispensaries & FARMACEUTICALRX, LLC

FRX Dispensaries, a fast-growing specialty craft cannabis retailer founded as part of FARMACEUTICALRX, promotes a high touch experience for customers, provides specialty craft and certified organic products to patients, creates healing opportunities for customers, nurtures under-resourced communities and is committed to actively protecting the planet.  Since opening its doors in 2019, FRX Dispensaries has served thousands of patients and is a leader in providing innovative access to cannabis by offering in-person and virtual pharmacist consultations, mobile pre-ordering, and convenient drive through service and curbside pickup.  FRX locations offer a wide variety of products and award-winning brands including FARMACEUTICALRX’s certified organic premium craft flower and focuses on providing best in class products for customers.  More information is available at FRXHealth.com and FARMACEUTICALRX.com.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

2

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3